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                                                                    EXHIBIT 10.8



                               SECOND AMENDMENT TO
                         EXECUTIVE EMPLOYMENT AGREEMENT

        FIRST AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT, dated as of September 1, 1997, between INCONTROL, INC., a Delaware corporation (the "Company"), and KURT C. WHEELER (the "Executive").


                                    RECITALS

        A. The Company and the Executive have entered into that certain Executive Employment Agreement dated as of April 1, 1995, as amended on September 30, 1996 (the "Agreement").

        B. The Company and the Executive desire to amend the Agreement as hereinafter set forth.


                                   AGREEMENTS

1.      RELOCATION LOAN TO EXECUTIVE

        Section 5.1 of the Agreement is hereby amended to read in its entirety as follows:

        5.1    MONTHLY ALLOWANCES

               (a) As long as the Executive is an employee of the Company, the Company shall periodically lend to the Executive an aggregate total of Three Hundred Sixteen Thousand Forty-One and 93/100 Dollars ($316,041.93) as a component of the Executive's relocation package.

               (b) As of the date of this Amendment, the Company has made, and the Executive hereby acknowledges receipt of, advances under Section 5.16(a) hereof in the amount of Two Hundred Eighty-Six Thousand Forty-One and 93/100 Dollars ($286,041.93). The balance of the advance shall be disbursed in six (6) equal monthly advances in the amount of Five Thousand Dollars ($5,000). In the event that this Agreement is terminated (i) by the Company with Cause or (ii) by the Executive, no additional advances shall be made under this Section 5.1.

2.      NOTE

        The Executive shall execute a promissory to evidence the maximum amount of the Loan (the "Note") in form and substance satisfactory to the Company and to the Executive.


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3.      CONFIRMATION

        Except as expressly modified in this Amendment, all terms, conditions, representations, warranties and covenants contained in the Agreement are hereby confirmed and shall remain in full force and effect.

4.      COUNTERPARTS

        This Amendment may be executed in any number of counterparts, each of which shall be deemed an original if fully executed, but all of which shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.



                                INCONTROL, INC.

                                By:    /s/ Donald F. Seaton, III
                                    --------------------------------------------
                                Its:  Vice President and Chief Financial Officer


                                EXECUTIVE


                                /s/ Kurt C. Wheeler
                                ------------------------------------------------





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                                 PROMISSORY NOTE

$816,041.93                                                  Seattle, Washington
                                                               September 1, 1997


FOR VALUE RECEIVED, the undersigned KURT C. WHEELER ("Maker"), hereby promises to pay to the order of INCONTROL, INC. (the "Company"), at its office in Redmond, Washington, or at such other place as the holder of this Note may designate in writing from time to time, (a) the principal sum of Eight Hundred Sixteen Thousand Forty-One and 93/100 Dollars ($816,041.93) or (b) the aggregate principal amount of all advances made by the Company under this Note and outstanding on the date of payment, whichever is less.

        EXECUTIVE EMPLOYMENT AGREEMENT. This Note is issued pursuant to the terms and conditions of the Executive Employment Agreement, dated as of April 1, 1995, between the Company and Maker, as amended (the "Employment Agreement"), and supersedes any and all promissory notes issued pursuant to the Employment Agreement prior to this Note.

        INTEREST. Interest shall accrue on the principal balance until final maturity with interest compounded semi-annually at the rate of four and 94/100 percent (4.94%) per annum.

        PAYMENTS OF PRINCIPAL AND INTEREST. Principal, together with accrued interest, shall be payable in accordance with the terms of the Employment Agreement.

        PREPAYMENT. Maker may prepay all or any portion of the principal due under this Note without premium or penalty.

        PENALTY INTEREST. In the event Maker fails to pay principal and interest when due in the manner provided herein, the principal balance of this Note and accrued but unpaid interest thereon shall thereafter bear interest at a rate equal to fifteen percent (15%) per annum, until payment in full of the amount owed. Notwithstanding the foregoing, the interest paid under this Note shall never be greater than the maximum rate of interest permitted under applicable law.

        LIABILITY AND WAIVER. Maker hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder of this Note of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

        COSTS OF COLLECTION. Maker agrees to pay all costs of collection and reasonable attorneys' fees in case of any default in any payment required under this Note.

        APPLICABLE LAW. This Note shall be governed by and construed in accordance with the laws of the state of Washington.

        COLLATERAL. This Note is secured by 88,312 shares of Common Stock issued by the Company, together with all proceeds thereof (the "Collateral"). Except for the Collateral, this Note shall be nonrecourse to Maker.




                                        /s/  Kurt C. Wheeler
                                        -----------------------------------
                                             Kurt C. Wheeler

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                                 INCONTROL, INC.

                             STOCK PLEDGE AGREEMENT

        STOCK PLEDGE AGREEMENT, dated as of September 1, 1997, between INCONTROL, INC., a Delaware corporation (the "Company"), and Kurt C. Wheeler ("Employee").


                                    RECITALS

        A. In connection with the Executive Employment Agreement dated as of April 1, 1995 between the Company and Employee, as amended ("Employment Agreement"), the Company has made certain loans to Employee as evidenced by a promissory note dated September 1, 1997 in the principal amount of $813,041.93, a copy of which is attached hereto as Exhibit A (the "Employment Agreement Note").

        B. In connection with the exercise of options to purchase shares of the Company's Common Stock under the Company's Restated 1990 Stock Option Plan, Employee was required to recognize and pay alternative minimum tax in the amount of approximately $167,000 (the "AMT").

        C. In order to facilitate Employee's payment of the AMT, the Company made a loan to Employee as evidenced by a promissory note dated April 13, 1995 in the principal amount of $167,000, a copy of which is attached hereto as Exhibit B (the "AMT Note").

        D. In consideration for certain amendments to the Employment Agreement and in order to secure the payment of the Employment Agreement Note and the AMT Note (collectively, the "Notes"), Employee has agreed to pledge to the Company 88,312 shares of the Company's Common Stock owned by Employee (the "Shares").


                                   AGREEMENTS

        1.     SECURED OBLIGATIONS

        This Agreement is made in order to secure the due and timely payment and performance of any and all obligations of Employee pursuant to the Notes, including, without limitation, any and all amounts payable to the Company hereunder or thereunder, and prompt observance and performance by Employee of all of his obligations hereunder and thereunder (collectively, the "Secured Obligations").





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        2.     PLEDGE

        To secure the payment and performance in full of the Secured Obligations, Employee hereby grants, pledges, assigns, transfers and delivers to the Company a first-priority security interest in Employee's right, title and interest in, to and under (a) the Shares and all rights and privileges of Employee with respect thereto, (b) all cash dividends, noncash dividends, stock dividends, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Shares, (c) any and all certificates or other instruments or documents representing any of the foregoing, and (d) all proceeds of any of the foregoing and any property of any character whatsoever into which any of the foregoing may be converted (all such property, collectively, the "Pledged Collateral").

        3.     REPRESENTATIONS AND WARRANTIES

        Employee represents and warrants to the Company as follows:

               (a) The Shares are legally and beneficially owned by Employee on the date hereof.

               (b) Employee has all requisite power and authority and full legal right to execute, deliver and perform all of Employee's obligations under this Agreement and to pledge and grant a first-priority security interest in the Pledged Collateral in the manner and for the purpose contemplated by this Agreement.

               (c) This Agreement has been duly executed and delivered by Employee and constitutes the legal, valid and binding obligation of Employee, enforceable against Employee in accordance with its terms.

               (d) The pledge of, and the grant of a first-priority security interest in, the Pledged Collateral by Employee in the manner and for the purpose contemplated by this Agreement do not and will not (i) violate any law, rule, regulation, order, judgment or decree applicable to Employee or (ii) result in (except as contemplated by this Agreement), or require, the creation or imposition of any lien, security interest, encumbrance or right of others of any nature upon or with respect to any of the Pledged Collateral.

        4.     VOTING RIGHTS

               (a) Subject to Section 4(b) hereof, Employee shall exercise all voting and consensual rights and powers with respect to the Pledged Collateral.





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               (b) If an Employee Default (as defined below) has occurred and the Company provides notice to Employee that it intends to exercise any or all voting and consensual rights and powers with respect to the Pledged Collateral, such rights of Employee to exercise the voting and consensual rights and powers which Employee is entitled to exercise with respect to the Pledged Collateral shall cease, and such rights shall thereupon become vested in the Company. Thereafter, and until such time as any such Employee Default shall no longer be continuing, the Company shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers.

        5.     DELIVERY OF PLEDGED COLLATERAL

        The Company hereby acknowledges receipt of the Shares. Employee shall promptly deliver or cause to be delivered to the Company all other Pledged Collateral. At the time of any such delivery, Employee shall deliver to the Company duly executed stock transfer powers in blank with respect to any Pledged Collateral the transfer of which would require such powers.

        6.     REMEDIES UPON DEFAULT

               (a) If Employee fails to pay and perform in full any of the Secured Obligations at any time on or after such Secured Obligations become due, or if Employee breaches any of his other representations, warranties or covenants hereunder (any of the foregoing, an "Employee Default"), the Company may exercise all rights of a secured party under the applicable Uniform Commercial Code with respect to the Pledged Collateral and, in addition, the Company may, without being required to give any notice, except as herein provided or as may be required by applicable law, sell, assign, transfer, endorse and deliver the whole or, from time to time, any part of the Pledged Collateral, for cash, upon credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Company in its reasonable discretion shall deem appropriate.

               (b) Upon consummation of any such sale, the Company shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Pledged Collateral sold, and all of the voting and consensual rights and powers granted and reserved to the Company pursuant hereto shall thereupon become vested in such purchaser or purchasers, subject to any reservations or qualifications reasonably imposed by the Company as part of such sale. Each purchaser at any sale shall hold the property sold absolutely free from any claim or right on the part of Employee, and Employee hereby waives and releases (to the extent permitted by law) all rights of redemption, stay or appraisal which Employee now has or may at any





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time in the future have under any rule of law or statute now existing or hereafter enacted.

               (c) The Company shall give Employee ten (10) days' written notice (which Employee agrees is reasonable notification within the meaning of Section 9-504(3) of the Uniform commercial Code) of its intention to sell any of the Pledged Collateral. The Company shall not be obligated to make any sale of the Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Pledged Collateral may have been given.

               (d) At any sale made pursuant to this Section 6, the Company may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay or appraisal on the part of Employee, the Pledged Collateral or any part thereof offered for sale, and the Company may upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to Employee therefor. In the event that the Company becomes the purchaser at any such sale, the Company shall be entitled to credit against the purchase price the amount then outstanding of the Secured Obligations.

               (e) As an alternative to exercising the power of sale herein conferred upon it, the Company may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Pledged Collateral, or any portion thereof.

        7.     APPLICATION OF COLLATERAL

        Any proceeds of any sale of, or realization upon, all or any part of the Pledged Collateral and cash retained by the Company pursuant to this Agreement shall be applied by the Company in the following order of priorities:

               (a) to the payment of all reasonable costs, expenses, liabilities and advances made or incurred by the Company, its agents, attorneys and counsel, in managing and maintaining the Pledged Collateral or in protecting, perfecting, enforcing or exercising any right or remedy under this Agreement;

               (b) to the payment of any and all of the Secured Obligations; and

               (c) to the extent of any amounts then remaining from such proceeds, to Employee, its successors or assigns, or to whosoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.





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        8.     THE COMPANY APPOINTED ATTORNEY-IN-FACT

        Upon the occurrence and during the continuance of an Employee Default, Employee shall be deemed to have appointed the Company as the attorney-in-fact of Employee, with full authority in the place and stead of Employee and in the name of Employee or otherwise, for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Company may deem necessary or advisable to accomplish the purposes hereof. Employee hereby declares that the foregoing powers are granted for valuable consideration, constitute powers granted as security for the performance of the Secured Obligations and are coupled with an interest and shall be irrevocable by Employee.

        9.     TERMINATION OF SECURITY INTERESTS; RELEASE OF COLLATERAL

        This Agreement and the assignments, pledges and security interests created or granted hereby shall terminate, and the Company shall release the Pledged Collateral to Employee, upon payment in full of the Notes.

        10.    PAYMENT OF COSTS AND EXPENSES

        Employee shall pay on demand to or for the account of the Company, on or before the date such payment is due, or reimburse the Company promptly on demand for, all reasonable out-of-pocket costs and expenses (including, without limitation, the reasonable fees and the disbursements of counsel) of the Company in connection with the exercise or enforcement of any of the rights of the Company hereunder and the failure by Employee to perform or observe any of the provisions hereof to be performed or observed by it. The Company shall pay all reasonable costs and attorneys fees incurred by Employee to enforce the provisions of Section 9 hereof if the Company breaches its obligations under such Section 9.

        11.    REASONABLE CARE

        All Pledged Collateral at any time delivered to the Company shall be held by the Company or its nominee in the same manner as that accorded to other valuable securities subject to the terms, covenants and conditions herein set forth. Neither the Company nor any director, officer, employee or counsel of the Company shall be liable for any action taken or omitted to be taken by it or them relative to any of the Pledged Collateral except for their own gross negligence or willful misconduct, and the Company shall not be liable for any action or omission to act on the part of any agent appointed and selected by the Company with reasonable care to act with respect to the Pledged Collateral (or any part thereof).






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        12.    NO IMPLIED WAIVERS; RIGHTS CUMULATIVE

        No failure on the part of the Company to exercise and no delay in exercising any right, power, remedy or privilege under this Agreement or the Notes or provided by statute or at law or in equity or otherwise, including, without limitation, the right to accelerate the maturity of any of the Secured Obligations or the power of sale or foreclosure hereunder following any Employee Default, shall impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any Employee Default or as an acquiescence therein nor shall any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.

        13.    NOTICES

        All notices, requests and other communications to the Company or Employee hereunder shall be in writing and shall refer specifically to this Agreement and shall be personally delivered or sent by telecopy or other electronic facsimile transmission or by registered mail, or certified mail, return receipt requested, postage prepaid, in each case to the respective address below.

               To the Company:
               InControl, Inc.
               6675 - 185th Avenue N.E.
               Redmond, WA  98052
               Attention:  Chief Financial Officer

               To Employee:
               Kurt C. Wheeler
               3248 - 78th Place N.E.
               Medina, WA  98039

        14.    FURTHER ASSURANCES

        Employee shall duly execute and deliver (to the Company or otherwise), or cause to be duly executed and delivered (to the Company or otherwise), such further instruments and do and cause to be done such further acts that may be necessary or as the Company may at any time and from time to time reasonably request in connection with its administration of this Agreement.

        15.    SUCCESSORS AND ASSIGNS

        The terms and provisions of this Agreement shall inure to the benefit of and be binding upon Employee, the Company and all other persons from time to time entitled





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to the benefit of any of the Secured Obligations, and their respective successors and assigns; provided, however, that Employee may neither assign or otherwise transfer any of his rights and interests nor delegate any of his obligations hereunder, without the prior written consent of the Company. Subject to the foregoing, any reference to Employee or the Company hereunder shall be deemed to include the successors thereto and assigns thereof.

        16.    AMENDMENTS

        No amendment, modification, waiver, termination or discharge of any provision of this Agreement, nor consent to any departure by Employee thereof, shall in any event be effective unless the same shall be in writing specifically identifying this Agreement and the provision intended to be amended, modified, waived, terminated or discharged and signed by the Company and Employee, and each such amendment, modification, waiver, termination or discharge shall be effective only in the specific instance and for the specific purpose for which given. No provision of this Agreement shall be varied, contradicted or explained by any oral agreement, course of dealing or performance or any other matter not set forth in an agreement in writing and signed by the Company and Employee.

        17.    SEVERABILITY

        If any provision hereof shall be held invalid, illegal or unenforceable in any respect, then, to the fullest extent permitted by law, all other provisions hereof shall remain in full force and effect and shall be liberally construed in favor of the Company in order to carry out the intentions of the parties hereto as nearly as may be possible. To the extent permitted by applicable law, Employee hereby waives any provision of law which would render any provision hereof prohibited or unenforceable in any respect.

        18.    EXECUTION IN COUNTERPARTS

        This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original, and all of which taken together, shall constitute one and the same instrument.

        19.    ENTIRE AGREEMENT

        This Agreement, the Employment Agreement and the Notes constitute, on and as of the date hereof, the entire agreement of Employee and the Company with respect to the subject matter hereof, and all prior or contemporaneous understandings or agreements, whether written or oral, between the Company and Employee with respect to such subject matter are hereby superseded in their entireties.





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        20.    PRIOR AGREEMENTS

        This Agreement is entered into in substitution of, and supersedes in their entireties, the two prior Stock Pledge Agreements entered into between the Company and Employee, dated October 1, 1993 and April 13, 1995, respectively.

        21.    GOVERNING LAW

        This Agreement shall be governed by and construed in accordance with the laws of the state of Washington.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.



                                INCONTROL, INC.


                                By:   /s/ Donald F. Seaton, III
                                    -------------------------------------------
                                Its: Vice President and Chief Financial Officer


                                EMPLOYEE:


                                /s/ Kurt C. Wheeler
                                -----------------------------------------------
                                Kurt C. Wheeler






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        STOCK CERTIFICATES

        #397    60,000    7/31/96

        #398    28,312    7/31/96

        #838    14,062    7/10/97






























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